Goodwill and Other Intangible Assets	3 Months Ended
Mar. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
NOTE 16 — GOODWILL AND OTHER INTANGIBLE ASSETS
For a discussion of accounting policies related to goodwill and other intangible assets, see Note 17 on pages 260–273 of JPMorgan Chase’s 2010 Annual Report.
Goodwill and other intangible assets consist of the following.

(in millions)	March 31, 2011	December 31, 2010

Goodwill	$48,856	$48,854
Mortgage servicing rights	13,093	13,649

Other intangible assets:
Purchased credit card relationships	$820	$897
Other credit card–related intangibles	582	593
Core deposit intangibles	806	879
Other intangibles	1,649	1,670

Total other intangible assets	$3,857	$4,039

Goodwill
The following table presents goodwill attributed to the business segments.

(in millions)	March 31, 2011	December 31, 2010

Investment Bank	$5,249	$5,278
Retail Financial Services	16,490	16,496
Card Services & Auto	14,564	14,522
Commercial Banking	2,864	2,866
Treasury & Securities Services	1,669	1,680
Asset Management	7,643	7,635
Corporate/Private Equity	377	377

Total goodwill	$48,856	$48,854

The following table presents changes in the carrying amount of goodwill.

	Three months ended March 31,
(in millions)	2011	2010

Balance at January 1,(a)	$48,854	$48,357
Changes during the period from:
Business combinations	(5)	9
Dispositions	—	(19)
Other(b)	7	12

Balance at March 31,(a)	$48,856	$48,359

(a)	Reflects gross goodwill balances as the Firm has not recognized any impairment losses to date.

(b)	Includes foreign currency translation adjustments and other tax-related adjustments.
Goodwill was not impaired at March 31, 2011, or December 31, 2010, nor was any goodwill written off due to impairment during the three month periods ended March 31, 2011 or 2010. During the three months ended March 31, 2011, the Firm reviewed current conditions and prior projections for all of its reporting units. In addition, the Firm updated the discounted cash flow valuations of its consumer lending businesses in RFS and Card, as these businesses continue to have elevated risk for goodwill impairment due to their exposure to U.S. consumer credit risk and the effects of regulatory and legislative changes. As a result of these reviews, the Firm concluded that goodwill for these businesses and the Firm’s other reporting units was not impaired at March 31, 2011.
Mortgage servicing rights
Mortgage servicing rights represent the fair value of expected future cash flows for performing servicing activities for others. The fair value considers estimated future fees and ancillary revenues, offset by estimated costs to service the loans. The fair value of mortgage servicing rights naturally declines over time as net servicing cash flows are received, effectively amortizing the MSR asset against contractual and ancillary fee income. For a further description of the MSR asset, interest rate risk management, and the valuation of MSRs, see Notes 17 on pages 260–263, respectively of JPMorgan Chase’s 2010 Annual Report and Note 3 on pages 94–105 of this Form 10-Q.
In the first quarter of 2011, the Firm determined that the fair value of the MSR asset had declined, reflecting higher estimated future servicing costs related to enhanced servicing processes, particularly loan modification and foreclosure procedures, including costs to comply with Consent Orders entered into with the banking regulators. The increase in the cost to service assumption contemplates significant and prolonged increases in staffing levels in the core and default servicing functions, and specifically considers the higher cost to service certain high-risk vintages. These higher estimated future costs resulted in a $1.1 billion decrease in the fair value of the MSR asset during the three months ended March 31, 2011. This decrease partially offset by an increase in fair value due to the effects of higher market interest rates (which tend to decrease prepayments and therefore extend the expected life of the net servicing cash flows that comprise the MSR asset).
The decrease in the fair value of the MSR in the current quarter results in a lower asset value that will amortize in future periods against contractual and ancillary fee income received in future periods. While there is expected to be higher levels of noninterest expense associated with higher servicing costs in those future periods, there will also be less MSR amortization, which will have the effect of increasing mortgage fees and related income. The amortization of the MSR is reflected in the tables below in the row “Other changes in fair value.”
The following table summarizes MSR activity for the three months ended March 31, 2011 and 2010.

	Three months ended March 31,
(in millions, except where otherwise noted)	2011	2010

Fair value at January 1,	$13,649	$15,531
MSR activity
Originations of MSRs	757	689
Purchase of MSRs	1	14
Disposition of MSRs	—	—

Total net additions	758	703
Change in valuation due to inputs and assumptions(a)	(751)	(96)
Other changes in fair value(b)	(563)	(607)

Total change in fair value of MSRs(c)	(1,314)	(703)

Fair value at March 31(d)	$13,093	$15,531

Change in unrealized gains/(losses) included in income related to MSRs held at March 31	$(751)	$(96)

Contractual service fees, late fees and other ancillary fees included in income	$1,025	$1,132

Third-party mortgage loans serviced at March 31 (in billions)	$963	$1,084

Servicer advances, net at March 31 (in billions)(e)	$10.8	$9.0

(a)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model.

(b)	Includes changes in MSR value due to modeled servicing portfolio runoff (i.e., amortization or time decay).

(c)	Includes changes related to commercial real estate of $(2) million for both the three months ended March 31, 2011 and 2010, respectively.

(d)	Includes $38 million and $39 million related to commercial real estate at March 31, 2011 and 2010, respectively.

(e)	Represents amounts the Firm pays as the servicer (e.g., scheduled principal and interest to a trust, taxes and insurance), which will generally be reimbursed within a short period of time after the advance from future cash flows from the trust or the underlying loans. The Firm’s credit risk associated with these advances is minimal because reimbursement of the advances is senior to all cash payments to investors. In addition, the Firm maintains the right to stop payment if the collateral is insufficient to cover the advance.
The following table presents the components of mortgage fees and related income (including the impact of MSR risk management activities) for the three months ended March 31, 2011 and 2010.

	Three months ended March 31,
(in millions)	2011	2010

RFS mortgage fees and related income
Net production revenue:
Production revenue	$679	$433
Repurchase losses	(420)	(432)

Net production revenue	259	1

Net mortgage servicing revenue
Operating revenue:
Loan servicing revenue	1,052	1,107
Other changes in MSR asset fair value(a)	(563)	(605)

Total operating revenue	489	502

Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model(b)	(751)	(96)
Derivative valuation adjustments and other	(486)	248

Total risk management	(1,237)	152

Total RFS net mortgage servicing revenue	(748)	654

All other(c)	2	3

Mortgage fees and related income	$(487)	$658

(a)	Includes changes in the MSR value due to modeled servicing portfolio runoff (i.e., amortization or time decay).

(b)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

(c)	Primarily represents risk management activities performed by the Chief Investment Office (“CIO”) in the Corporate sector.
The table below outlines the key economic assumptions used to determine the fair value of the Firm’s MSRs at March 31, 2011, and December 31, 2010; and it outlines the sensitivities of those fair values to immediate adverse changes in those assumptions, as defined below.

(in millions, except rates)	March 31, 2011	December 31, 2010

Weighted-average prepayment speed assumption (“CPR”)	10.15%	11.29%
Impact on fair value of 10% adverse change	$(727)	$(809)
Impact on fair value of 20% adverse change	(1,407)	(1,568)

Weighted-average option adjusted spread	3.94%	3.94%
Impact on fair value of 100 basis points adverse change	$(592)	$(578)
Impact on fair value of 200 basis points adverse change	(1,136)	(1,109)

CPR: Constant prepayment rate.
The sensitivity analysis in the preceding table is hypothetical and should be used with caution. Changes in fair value based on variation in assumptions generally cannot be easily extrapolated, because the relationship of the change in the assumptions to the change in fair value may not be linear. Also, in this table, the effect that a change in a particular assumption may have on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities.
Other intangible assets
The $182 million decrease in other intangible assets during the three months ended March 31, 2011, was predominantly due to $217 million in amortization.
The components of credit card relationships, core deposits and other intangible assets were as follows.

	March 31, 2011			December 31, 2010
			Net			Net
	Gross	Accumulated	carrying	Gross	Accumulated	carrying
(in millions)	amount(a)	amortization(a)	value	amount	amortization	value

Purchased credit card relationships	$3,829	$3,009	$820	$5,789	$4,892	$897
Other credit card–related intangibles	858	276	582	907	314	593
Core deposit intangibles	4,132	3,326	806	4,280	3,401	879
Other intangibles	2,466	817	1,649	2,515	845	1,670

(a)	The decrease in the gross amount and accumulated amortization from December 31, 2010 was due to the removal of fully amortized assets.
Intangible assets of approximately $600 million consisting primarily of asset management advisory contracts, were determined to have an indefinite life and are not amortized.
Amortization expense
The following table presents amortization expense related to credit card relationships, core deposits and other intangible assets.

	Three months ended March 31,
(in millions)	2011	2010

Purchased credit card relationships	$80	$97
All other intangibles:
Other credit card–related intangibles	26	26
Core deposit intangibles	72	83
Other intangibles	39	37

Total amortization expense	$217	$243

Future amortization expense
The following table presents estimated future amortization expense related to credit card relationships, core deposits and other intangible assets.

		Other credit
	Purchased credit	card related	Core deposit	Other
For the year: (in millions)	card relationships	intangibles	intangibles	intangibles	Total

2011	$294	$106	$284	$142	$826
2012	254	109	240	135	738
2013	213	106	195	128	642
2014	110	105	100	111	426
2015	24	97	25	94	240